SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 10, 2002
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                                  HYMEDIX, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            0-19827                                         22-3279252
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        (Commission File Number)                          (IRS Employer
                                                       Identification No.)

        2227 U.S. Highway One, PMB #222 North Brunswick, New Jersey 08902
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 274-2288
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Item 4.  Change in Registrant's Certifying Accountant.
         ---------------------------------------------

         On September 10, 2002, the Registrant received verbal notice that its independent public accountants, O'Connor Davies Munns & Dobbins, LLP ("ODMD") had resigned as of August 29, 2002, as the Registrant's independent public accountants. ODMD sent a letter to the Registrant, dated as of the August 29, 2002 notifying the Registrant of its resignation as of August 29, 2002.

         ODMD served as the Registrant's independent public accountants and auditors since January 31, 2001. ODMD resigned as the auditors of the Registrant as a result of ODMD's decision to not audit entities that have securities registered under Section 12 of the Securities Exchange Act of 1934.

         For the fiscal years ended December 31, 2000 and December 31, 2001, ODMD, in its report noted that, although the financial statements had been prepared assuming that the Registrant will continue as a going concern, the Registrant had incurred a loss from operations in each of the last three years, had a working capital deficit, had a net capital deficiency and was not in compliance with certain loan provisions, and such factors raise a substantial doubt about the Registrant's ability to continue as a going concern. ODMD also stated that the financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Registrant be unable to continue as a going concern.

         There were no disagreements with ODMD, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to that firm's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Furthermore, no "reportable events" occurred within the Registrant's two most recent fiscal years prior to ODMD's dismissal.

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Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
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              Exhibit 16.1    Letter from O'Connor Davies Munns & Dobbins, LLP
                              to the Securities and Exchange Commission, dated October 7, 2002.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HYMEDIX, INC.


                                      By:     /s/ GEORGE P. STOY
                                          -------------------------------------
                                      Name:   George P. Stoy
                                      Title:  Acting President
                                              (Principal Executive Officer)


Dated:  October 9, 2002

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